EXHIBIT 99.9

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$350,000.01 - $400,000.00                          95    $36,167,882       15.65
$400,000.01 - $450,000.00                         112     47,793,272       20.68
$450,000.01 - $500,000.00                          83     39,611,300       17.14
$500,000.01 - $550,000.00                          49     25,742,449       11.14
$550,000.01 - $600,000.00                          37     21,388,090        9.26
$600,000.01 - $650,000.00                          38     24,152,140       10.45
$650,000.01 - $700,000.00                           3      2,019,100        0.87
$700,000.01 - $750,000.00                           9      6,549,693        2.83
$750,000.01 - $800,000.00                           3      2,348,400        1.02
$800,000.01 - $850,000.00                           4      3,336,250        1.44
$850,000.01 - $900,000.00                           4      3,486,250        1.51
$900,000.01 - $950,000.00                           1        940,000        0.41
$950,000.01 - $1,000,000.00                         5      4,999,950        2.16
$1,000,000.01 - $1,050,000.00                       1      1,032,500        0.45
$1,050,000.01 - $1,100,000.00                       1      1,100,000        0.48
$1,250,000.01 - $1,300,000.00                       1      1,300,000        0.56
$1,350,000.01 - $1,400,000.00                       1      1,381,100        0.60
$1,450,000.01 - $1,500,000.00                       3      4,500,000        1.95
$1,500,000.01 - $1,550,000.00                       1      1,522,500        0.66
$1,700,000.01 - $1,750,000.00                       1      1,722,500        0.75
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: $360,000.00
Maximum: $1,722,500.00
Average: $511,268.53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                     4     $2,274,000        0.98
4.001% - 4.250%                                    12      6,901,590        2.99
4.251% - 4.500%                                    26     13,877,440        6.01
4.501% - 4.750%                                    28     14,828,966        6.42
4.751% - 5.000%                                    65     33,664,800       14.57
5.001% - 5.250%                                    58     29,535,791       12.78
5.251% - 5.500%                                    99     48,069,560       20.80
5.501% - 5.750%                                    70     35,679,342       15.44
5.751% - 6.000%                                    49     23,757,386       10.28
6.001% - 6.250%                                    24     13,913,900        6.02
6.251% - 6.500%                                    10      5,225,500        2.26
6.501% - 6.750%                                     4      1,962,300        0.85
6.751% - 7.000%                                     2        924,000        0.40
7.251% - 7.500%                                     1        478,800        0.21
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 7.500%
Weighted Average: 5.354%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.251% - 3.500%                                     1       $774,000        0.33
3.501% - 3.750%                                     6      3,753,850        1.62
3.751% - 4.000%                                    24     12,993,830        5.62
4.001% - 4.250%                                    16      7,820,350        3.38
4.251% - 4.500%                                    37     19,420,716        8.40
4.501% - 4.750%                                    60     30,890,001       13.37
4.751% - 5.000%                                    73     37,468,200       16.21
5.001% - 5.250%                                    90     45,191,250       19.56
5.251% - 5.500%                                    66     31,990,879       13.84
5.501% - 5.750%                                    39     19,785,800        8.56
5.751% - 6.000%                                    25     13,290,400        5.75
6.001% - 6.250%                                     8      4,349,000        1.88
6.251% - 6.500%                                     4      1,962,300        0.85
6.501% - 6.750%                                     2        924,000        0.40
7.001% - 7.250%                                     1        478,800        0.21
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 7.250%
Weighted Average: 5.048%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                         13     $7,406,397        3.20
1 Year Libor                                       62     34,791,569       15.06
6 Month Libor                                     377    188,895,410       81.74
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
25 - 30                                             3     $1,510,000        0.65
31 - 36                                           449    229,583,376       99.35
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 29
Maximum: 36
Weighted Average: 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           2       $860,000        0.37
2.001% - 2.250%                                   379    191,995,182       83.08
2.251% - 2.500%                                     4      1,928,540        0.83
2.501% - 2.750%                                    65     34,493,997       14.93
3.001% - 3.250%                                     2      1,815,657        0.79
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.333%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                             43    $23,383,776       10.12
3.000%                                             46     29,027,447       12.56
4.000%                                              1        522,400        0.23
5.000%                                            319    157,414,999       68.12
6.000%                                             43     20,744,755        8.98
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.533%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                            328   $164,334,856       71.11
2.000%                                            124     66,758,520       28.89
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.289%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
8.751% - 9.000%                                     1       $464,000        0.20
9.251% - 9.500%                                     2      1,023,900        0.44
9.501% - 9.750%                                     9      4,978,200        2.15
9.751% - 10.000%                                    9      6,571,800        2.84
10.001% - 10.250%                                  21     11,637,930        5.04
10.251% - 10.500%                                  31     16,138,190        6.98
10.501% - 10.750%                                  20     11,373,266        4.92
10.751% - 11.000%                                  54     26,672,550       11.54
11.001% - 11.250%                                  44     22,076,551        9.55
11.251% - 11.500%                                  76     37,847,560       16.38
11.501% - 11.750%                                  58     28,718,342       12.43
11.751% - 12.000%                                  42     20,268,186        8.77
12.001% - 12.250%                                  23     13,038,900        5.64
12.251% - 12.500%                                   9      4,739,500        2.05
12.501% - 12.750%                                   4      1,962,300        0.85
12.751% - 13.000%                                   2        924,000        0.40
13.251% - 13.500%                                   1        478,800        0.21
15.501% - 15.750%                                   3      1,329,250        0.58
15.751% - 16.000%                                   4      2,051,200        0.89
16.001% - 16.250%                                   1        572,500        0.25
16.251% - 16.500%                                   4      2,150,400        0.93
16.501% - 16.750%                                   6      2,450,400        1.06
16.751% - 17.000%                                  11      4,972,950        2.15
17.001% - 17.250%                                   6      3,046,800        1.32
17.251% - 17.500%                                   5      2,391,700        1.03
17.501% - 17.750%                                   4      1,839,200        0.80
17.751% - 18.000%                                   1        500,000        0.22
18.001% - 18.250%                                   1        875,000        0.38
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 9.000%
Maximum: 18.250%
Weighted Average: 11.783%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
601 - 620                                           2       $816,000        0.35
621 - 640                                           9      5,463,800        2.36
641 - 660                                          27     16,019,500        6.93
661 - 680                                          64     32,902,873       14.24
681 - 700                                          61     30,381,979       13.15
701 - 720                                          90     43,154,407       18.67
721 - 740                                          58     29,630,781       12.82
741 - 760                                          71     36,899,491       15.97
761 - 780                                          41     20,534,699        8.89
781 - 800                                          23     12,284,397        5.32
801 - 820                                           6      3,005,450        1.30
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 603
Maximum: 813
Weighted Average: 715
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           5     $2,372,697        1.03
50.01% - 55.00%                                     6      3,848,000        1.67
55.01% - 60.00%                                     7      5,390,000        2.33
60.01% - 65.00%                                    13      9,630,350        4.17
65.01% - 70.00%                                    16     10,668,500        4.62
70.01% - 75.00%                                    36     22,594,429        9.78
75.01% - 80.00%                                   361    172,742,509       74.75
80.01% - 85.00%                                     1        635,740        0.28
85.01% - 90.00%                                     5      2,471,100        1.07
90.01% - 95.00%                                     2        740,050        0.32
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 38.86
Maximum: 95.00
Weighted Average: 76.89
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                           4     $1,889,497        0.82
50.01% - 55.00%                                     4      2,424,000        1.05
55.01% - 60.00%                                     5      3,502,500        1.52
60.01% - 65.00%                                    10      7,419,350        3.21
65.01% - 70.00%                                    10      5,692,700        2.46
70.01% - 75.00%                                    17     10,543,879        4.56
75.01% - 80.00%                                    73     40,625,728       17.58
80.01% - 85.00%                                    10      6,516,990        2.82
85.01% - 90.00%                                    72     36,611,440       15.84
90.01% - 95.00%                                    79     38,334,156       16.59
95.01% - 100.00%                                  168     77,533,136       33.55
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 38.86
Maximum: 100.00
Weighted Average: 88.74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     416   $210,194,821       90.96
Fully Amortizing                                   36     20,898,555        9.04
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        327   $161,877,980       70.05
Colorado                                           14      8,913,499        3.86
Arizona                                            12      7,381,750        3.19
Washington                                         15      7,133,050        3.09
Maryland                                           14      6,931,250        3.00
Other                                              70     38,855,847       16.81
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                                 452   $231,093,376      100.00
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Alternate                                           3     $1,516,800        0.66
Full                                               97     51,089,241       22.11
Limited                                             4      2,349,340        1.02
No Doc                                             17      8,510,600        3.68
No Ratio                                           38     19,229,407        8.32
Reduced                                           255    127,606,344       55.22
Stated Doc                                         38     20,791,644        9.00
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          314   $156,343,811       67.65
Cash Out Refinance                                 79     41,867,285       18.12
Rate/Term Refinance                                59     32,882,280       14.23
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                           21    $11,237,229        4.86
Primary                                           423    215,571,696       93.28
Secondary                                           8      4,284,450        1.85
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Condominium                                        32    $14,936,514        6.46
PUD                                                90     47,605,239       20.60
Single Family                                     323    164,969,773       71.39
Two- to Four Family                                 7      3,581,850        1.55
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
353                                                 1       $428,000        0.19
354                                                 2      1,082,000        0.47
355                                                 1        650,000        0.28
356                                                10      6,781,706        2.93
357                                                32     16,900,036        7.31
358                                                55     27,716,454       11.99
359                                               251    128,920,680       55.79
360                                               100     48,614,500       21.04
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
GMAC Mortgage                                     128    $71,350,340       30.88
Greenpoint                                        319    157,414,999       68.12
Nextstar                                            5      2,328,037        1.01
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G5
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Family Lending                                      2     $1,041,250        0.45
First Saving                                        3      2,732,900        1.18
Greenpoint Mortgage Corporation                   319    157,414,999       68.12
Homestar                                            1        522,400        0.23
Mortgage IT                                        64     33,278,194       14.40
Nexstar                                             5      2,328,037        1.01
Prism Mortgage/RBC Mortgage                        26     15,633,049        6.76
UBS Conduit                                        32     18,142,547        7.85
--------------------------------------------------------------------------------
Total:                                            452   $231,093,376      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 7  of  7